Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
January 31, 1999



        Expected B Maturity                         9/15/99


        Blended Coupon                               4.93608%



        Excess Protection Level
          3 Month Average   5.72%
            January, 1999   5.68%
            December, 1998   5.77%
            November, 1998   5.69%


        Cash Yield                                  18.21%


        Investor Charge Offs                         4.95%


        Base Rate                                    7.58%


        Over 35 Day Delinquency                      5.29%


        Seller's Interest                            8.19%


        Total Payment Rate                          14.12%


        Total Principal Balance                     $ 40,086,865,639.98


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,284,946,121.49